SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   August 15, 2006

Advanstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

641 Lexington Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04                    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On August 15, 2006, Advanstar Communications Inc., a subsidiary of Advanstar, Inc., completed the optional redemption of all of its $9,822,250 remaining outstanding Second Priority Senior Secured Floating Rate Notes Due 2008 (the “Notes”).  The redemption price for the Notes was $1,000 per $1,000 principal amount of Notes for a total of $9,822,250, plus accrued and unpaid interest up to but not including the redemption date.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanstar, Inc.

Date: August 17, 2006
	By:	/s/ DAVID W. MONTGOMERY
		Name:	David W. Montgomery
		Title:	Vice President-Finance,
Chief Financial Officer and Secretary